QuickLinks -- Click here to rapidly navigate through this document

EXHIBIT 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 24, 2010 in Amendment No. 12 to the Registration Statement (Form S-1 No. 333-152671) and related Prospectus of First Wind Holdings Inc. dated October 27, 2010.

/s/ Ernst & Young LLP

Boston, Massachusetts
October 26, 2010

QuickLinks

  EXHIBIT 23.1
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM